Exhibit 10.7

Spousal Consent

I,                                (ID number:                                                      ), am the legal spouse of (ID number:                                           ) (“My Spouse”). I hereby unconditionally and irrevocably agree My Spouse to sign the following documents (the “Transaction Documents”) on , 2019, and agree to dispose of the equity interest in Global Mentor Board (Beijing) Information Technology Co., Ltd. (the “Company”) held by and registered under the name of My Spouse in accordance with the provisions of the following documents:

(1)	The Equity Pledge Agreement entered into by My Spouse, Beijing Mentor Board Union Information Technology Co., Ltd. (“WFOE”), the Company, and other related party;

(2)	The Exclusive Option Agreement entered into by My Spouse, WFOE, the Company, and other related party; and

(3)	The Power of Attorney executed by My Spouse authorizing WFOE to enjoy and exercise his/her rights and obligations raising from the shareholding of equity interests in the Company.

I hereby confirm that I am not entitled to any right with respect to the equity interest in the Company, and undertake not to raise any claim on the equity interest in the Company. I further confirm that My Spouse’s performance of the Transaction Documents and further modification or termination of the Transaction Documents will not require my separate authorization or consent.

I hereby undertake to sign all necessary documents and take all necessary actions to ensure the Transaction Documents (as amended from time to time) to be properly performed.

I hereby agree and undertake that if I obtain any equity interest in the Company for any reason, I shall be bound by the Transaction Documents (as amended from time to time) and abide by the obligations of the shareholders of the Company under the Transaction Documents (as amended from time to time), and for such purpose, once requested by WFOE or its appointed third party, I shall sign a series of written documents with substantially the same form and content as the Transaction Documents (as amended from time to time).

Signatory (PRINT): __________________ ________________________	Witness (PRINT): __________________ ________________________

Date: _________________	Date: ________________________

秘密文件 Strictly Confidential